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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)



NEW JERSEY                           1-8359                  22-2376465
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)


1415 WYCKOFF ROAD                                            07719
WALL, NEW JERSEY                                             (Zip Code)
(Address of principal executive
 offices)

                                 (732) 938-1480
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   (a)    None.
(b)   (b)    None.
(c)   (c)    Exhibits:

Exhibit 99.01: Press Release dated April 28, 2004

ITEM 12, RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2004, the Registrant issued a press release regarding its second quarter and fiscal 2004 year-to-date results. The Registrant is filing this press release as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEW JERSEY RESOURCES CORPORATION


Date: April 28, 2004                 By: /s/Glenn C. Lockwood
--------------------                     ---------------------
                                            Glenn C. Lockwood
                                         Senior Vice President,
                                         Chief Financial Officer
                                             and Treasurer

                                  EXHIBIT INDEX

Exhibit     Description

99.01: Press Release Entitled: NEW JERSEY RESOURCES REPORTS IMPROVED FINANCIAL PERFORMANCE; PROVIDES EARNINGS GUIDANCE FOR FISCAL 2004